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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 19, 2002



                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



            DELAWARE                   0-021699               23-2789550
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation or                file               Identification
          Organization)                 number)                 Number)


                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.


As is more fully described in the attached press release that is incorporated herein by reference, on June 19, 2002, ViroPharma Incorporated announced the extension of the screening phase of its HCV drug discovery, development and commercialization agreement with Wyeth for up to an additional two years.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.      Description
         -----------      -----------

             99           ViroPharma Incorporated Press Release dated June 19,
                          2002

                                   Signatures

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ViroPharma Incorporated


Date: June 24, 2002                By: /s/ Thomas F. Doyle
                                       -------------------
                                   Thomas F. Doyle
                                   Vice President, General Counsel and Secretary

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                                Index to Exhibits

Exhibit No.          Description
-----------          -----------

    99               ViroPharma Incorporated Press Release dated June 19, 2002